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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JANUARY 12, 1999
                                                 -----------------------------------------------------------------

                                         INTREPID CAPITAL CORPORATION
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                             EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                                                333-66859                               63-1197797
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(STATE OR OTHER                                (COMMISSION FILE NUMBER)                      (IRS EMPLOYER
JURISDICTION OF                                                                                IDENTIFICATION
INCORPORATION)                                                                                  NUMBER)


50 NORTH LAURA STREET, SUITE 3550, JACKSONVILLE, FLORIDA                           32202
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (904) 350-9999
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3819 MONTCLAIR ROAD, SUITE 206, BIRMINGHAM, ALABAMA                              35213
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On January 12, 1999, Intrepid Capital Corporation (the "Company") reaffirmed its engagement of KPMG LLP ("KPMG") as its independent accountants and outside auditors for the fiscal year ended December 31, 1998. KPMG was the principal accountants for Institutional Asset Management, Inc. ("IAM") and Capital Research Corporation ("CRC") prior to the consummation on December 17, 1998 of the reorganization of the Company, Enviroq Corporation ("Enviroq"), IAM and CRC, whereby Enviroq, IAM and CRC became wholly owned subsidiaries of the Company. The Board of Directors of the Company appointed KPMG as the Company's independent accountants and outside auditors on December 14, 1998, prior to the time the Company became obligated to file reports with the Securities and Exchange Commission under Section 15 of the Securities Exchange Act of 1934, as amended. Therefore, the Company has reaffirmed its appointment of KPMG in order to file a Current Report of Form 8-K with respect to the Company's appointment of new certifying accountants.

                  During the two most recent fiscal years and through January 12, 1999, the Company has not consulted with KPMG regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of the Regulation S-K).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

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         (a) - (b).        Financial Statements and Pro Forma Financial Information.  None.

         (c).              Exhibits.  None.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          INTREPID CAPITAL CORPORATION



                          By:    /s/ FORREST TRAVIS
                             --------------------------------------------------
                                 Forrest Travis
                                 Its President and Chief Executive Officer



Dated as of January 12, 1999


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